                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 3

         This AMENDMENT NO. 3 (this "Amendment"), dated as of January 29, 2002, is among (a) Allied Holdings, Inc. (the "Borrower"), (b) Allied Systems (Canada) Company (the "Canadian Borrower"), (c) Fleet National Bank and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks"), (d) Fleet National Bank as Administrative Agent (the "Administrative Agent") for itself and the other Banks, (e) ABN Amro Bank, N.V., as Documentation Agent (the "Documentation Agent"), (f) The Bank of Nova Scotia, as the Canadian Agent (the "Canadian Agent"), and (g) BankOne, N.A. and Bank of America, N.A., as Co-Agents (the "Co-Agents").

         WHEREAS, the Borrower, the Canadian Borrower, the Banks, the Administrative Agent, the Documentation Agent, the Canadian Agent and the Co-Agents are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of January 20, 2000 (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have agreed to make loans to, to issue letters of credit for the benefit of, and to purchase and accept banker's acceptances for the benefit of the Borrower and the Canadian Borrower;

         WHEREAS, in response to the request of the Borrower and the Canadian Borrower, the Banks have agreed, on the terms and subject to the conditions set forth herein, to amend certain provisions of the Credit Agreement, as set forth herein.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SS.1.    DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         SS.2.    AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Credit Agreement is hereby amended as follows:

         SS.2.1     DEFINITIONS.

         (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Borrowing Base Reserve Amount", "Maturity Date", "Maximum Availability Amount", and "Total Commitment" set forth therein and substituting in lieu thereof the following new definitions:

                  "Borrowing Base Reserve Amount" - $36,900,000, as such amount may be increased pursuant to Section 2.9 hereof.

                  "Maturity Date" - the earlier of (i) February 28, 2002 and
         (ii) the day that is one (1) Business Day prior to the date on which the interest payment on the Subordinated Debt which was originally payable on February 1, 2002 shall have been extended pursuant to the amendment to the Subordinated Debt Documents delivered to the Agent pursuant to Section 6(c) of Amendment No. 3 to this Credit Agreement (the "Initial Extension Amendment") or pursuant to any subsequent effective amendment to the Subordinated Debt Documents delivered to the Agent at least one Business Day prior to the then-scheduled Maturity Date, and substantially identical to the Initial Extension Amendment except for the due date of such interest payment.

                  "Maximum Availability Amount" - $142,500,000; provided that the Maximum Availability Amount shall be reduced by an amount equal to
         (i) the aggregate amount of Motor Vehicle Operating Lease Obligations under Rental Agreements entered into by the Borrower and its Subsidiaries after the Amendment No. 3 Effective Date, (ii) the principal equivalent amount of all capital leases entered into by the Borrower and its Subsidiaries after the Amendment No. 3 Effective Date, and (iii) the aggregate amount of Indebtedness incurred by the Borrower and its Subsidiaries pursuant to Sections 12.1(d) and (k), in each case, after the Amendment No. 3 Effective Date. Each such reduction shall take effect immediately upon the Borrower or such Subsidiary entering into such lease or incurring such Indebtedness, as the case may be, and, once made, shall be permanent and irrevocable. In addition, the Maximum Availability Amount may be reduced pursuant to
         Section 2.9 hereof.

                  "Total Commitment" - the sum of the Total Canadian Commitment and the Total Domestic Commitment, each as in effect from time to time; provided that such sum shall not exceed $212,500,000. As of the Amendment No. 3 Effective Date, the Total Commitment is $212,500,000.

         (b) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition therein:

                  "Amendment No. 3 Effective Date" - January 29, 2002.

         SS.2.2   CONSOLIDATED EBITDA. The table set forth in Section 12.8 of the Credit Agreement is hereby amended by (i) deleting the amount "$20,300,000" set forth therein and substituting in lieu thereof the amount "$16,200,000" and
(ii) inserting the following new text at the bottom of such table: "January 31, 2002 - $7,700,000".

         SS.2.3   NET TANGIBLE ASSETS TO SENIOR SECURED DEBT. The Credit
Agreement is hereby amended by deleting Section 12.9 thereof substituting in lieu thereof the following new Section:

                  SS.12.9 NET TANGIBLE ASSETS TO SENIOR SECURED DEBT. Permit, at any time, the ratio of (a) Consolidated Net Tangible Assets to (b) Consolidated Senior Secured Debt to be less than 1.90:1.

         SS.2.4   SCHEDULE 1.1. The Credit Agreement is further amended by
deleting Schedule 1.1 thereto and substituting in lieu thereof Schedule 1.1 attached hereto.

         SS.3.    COVENANT OF BORROWER, THE CANADIAN BORROWER AND THE
GUARANTORS. Each of the Borrower, the Canadian Borrower and the Guarantors covenants and agrees with the Banks and the Administrative Agent that they shall, on or before February 15, 2002, deliver to the Banks and the Administrative Agent an executed commitment letter evidencing a financing commitment from one or more financial institutions in an amount sufficient to repay all of the Obligations on or before the February 28, 2002. The Administrative Agent shall be reasonably satisfied that such commitment letter demonstrates a reasonable likelihood that such financing will provide proceeds in an amount sufficient to repay the Obligations on or before February 28, 2002, including, without limitation, with respect to (i) conditions precedent to the closing of such financing and (ii) the financial institution(s) providing such commitment letter. The parties agree that a failure to satisfy the obligations set forth in this Section 3 shall constitute a Default and an Event of Default under the Credit Agreement.

         SS.4.    AFFIRMATION, ACKNOWLEDGMENT AND AGREEMENT OF THE BORROWER, THE
CANADIAN BORROWER AND THE GUARANTORS. The Borrower, the Canadian Borrower, and each of the Guarantors hereby affirm and acknowledge to the Banks as follows:

         (a) The Borrower and the Canadian Borrower hereby ratify and confirm all of their Obligations to the Banks, including, without limitation, the Loans, the Letters of Credit and Bankers' Acceptances, and the Borrower and the Canadian Borrower hereby affirm their absolute and unconditional promise to pay to the Banks all indebtedness, obligations and liabilities in respect of the Loans, the Letters of Credit, the Bankers' Acceptances, and all other amounts due under the Credit Agreement as amended hereby. The Borrower and the Canadian Borrower hereby confirm that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrower and the Canadian Borrower as security for the Obligations.

         (b) Each of the Guarantors hereby acknowledges the provisions of this Amendment and hereby reaffirms its absolute and unconditional guaranty of the Borrower's and the Canadian Borrower's payment and performance of the Obligations as more fully described in the Guaranties. Each of the Guarantors hereby confirms that its obligations under the Guaranty to which it is a party are and remain secured pursuant to the Security Documents to which it is a party.

         SS.5.    REPRESENTATIONS AND WARRANTIES. The Borrower, the Canadian
Borrower and the Guarantors hereby represent and warrant to the Banks as follows:

         (a) The execution and delivery by the Borrower, the Canadian Borrower, and each Guarantor of this Amendment, and the performance by the Borrower, the Canadian Borrower, and each Guarantor of its obligations and agreements under this Amendment and the Credit Agreement and the other Loan Documents as amended hereby, are within the corporate authority of each such Person, have been duly authorized by all necessary corporate proceedings on behalf of each such Person, and do not and will not contravene any provision of law, statute, rule or regulation to which any such Person is subject or any of such Person's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon any such Person.

         (b) This Amendment and the Credit Agreement and the other Loan Documents as amended hereby constitute legal, valid and binding obligations of the Borrower, the Canadian Borrower, and each Guarantor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights in general, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower, the Canadian Borrower, or any Guarantor of this Amendment or the Credit Agreement and the other Loan Documents as amended hereby.

         (d) The representations and warranties contained in ss.8 of the Credit Agreement are, after giving effect to this Amendment, true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

         (e) Each of the Borrower, the Canadian Borrower, and each Guarantor has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

         SS.6.    EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of the following conditions precedent on or before 5:00 p.m. (Boston time) on January 29, 2002:

         (a) Receipt by the Administrative Agent of a fully executed counterpart hereof signed by each of the Borrower, the Canadian Borrower, the Guarantors and the Banks.

         (b) Receipt by the Administrative Agent, for the account of each Bank executing this Amendment and delivering its signature page to the Administrative Agent or its counsel on or before 12:00 noon (Boston time) on January 29, 2002, of an amendment fee in an amount equal to 0.075% of each such Bank's Total Commitment.

         (c) Receipt by the Administrative Agent of a fully executed amendment to the Subordinated Debt Documents, in form and substance satisfactory to the Administrative Agent.

         (d) Receipt by the Administrative Agent of (i) evidence of proper corporate authorization by the Borrower, the Canadian Borrower and each of the Guarantors of this Amendment and (ii) a legal opinion of counsel to the Borrower and its Subsidiaries, as to usual and customary matters, in each case, in form and substance satisfactory to the Administrative Agent.

         (e) Payment of all billed fees and expenses of the Administrative Agent and the Banks in connection with this Amendment (including, without limitation, those relating to the financial consultant of the Banks, commercial finance examinations, collateral examinations, collateral appraisals, environmental surveys, and legal fees and expenses).

Upon the satisfaction of the foregoing conditions precedent, the amendment set forth in Section 2.2 hereof shall be effective as of December 31, 2001 and all remaining provisions of this Amendment shall be effective as of the date hereof.

         SS.7.    NO PRESENT CLAIMS. The Borrower, the Canadian Borrower and
each of the Guarantors acknowledges and agrees that, based upon the facts and circumstances existing as of the date hereof: (i) none of them has any claim or cause of action against any of the Banks, their predecessors or successors, or the Administrative Agent (or any of their directors, officers, employees, agents or Affiliates); (ii) none of them has any offset right, counterclaim or defense of any kind against any of their obligations, indebtedness or liabilities to the Banks, their predecessors or successors, or the Administrative Agent; and (iii) each of the Banks, their predecessors and successors, and the Administrative Agent has heretofore performed and satisfied in a timely manner all of its obligations to the Borrower, the Canadian Borrower and each of the Guarantors. The Borrower, the Canadian Borrower and each of the Guarantors and the Banks and the Administrative Agent wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Banks' or the Administrative Agent's rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrower, the Canadian Borrower and each of the Guarantors unconditionally release, waive and forever discharge (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any of the Banks, their predecessors and successors, and the Administrative Agent to any of them, except the obligations to be performed by the Banks, their successors, or the Administrative Agent hereafter for them as expressly stated in this Amendment and the other Loan Documents, or as required by applicable law, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which any of them might otherwise have against any of the Banks, their predecessors or successors, or the Administrative Agent or any of their directors, officers, employees, agents or Affiliates for their respective actions or omissions occurring prior to the date hereof, in either case (A) or (B) above, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof.

         SS.8.    NO WAIVER. The Administrative Agent and each of the Banks
hereby expressly reserves all of their rights and remedies under the Credit Agreement, the other related Loan Documents and applicable law in respect of any and all Defaults or Events of Default under the Credit Agreement and the other Loan Documents. Failure of the Administrative Agent or any Bank to exercise any right or remedy shall not constitute a waiver of that or any other right or remedy. Nothing contained herein shall constitute a waiver by the Administrative Agent or the Banks, or otherwise entitle to the Borrower, the Canadian Borrower, or any Guarantor to a waiver, of any existing or hereafter arising Default or Event of Default, nor shall the Administrative Agent's or the Banks' execution and delivery of this Amendment establish a course of dealing among the Administrative Agent or the Banks and the Borrower or in any other way obligate the Administrative Agent or the Banks to hereafter provide any waiver or further time for payment prior to the enforcement of the Administrative Agent's or the Banks' security interest or to provide any other financial accommodations to or on behalf of the Borrower, the Canadian Borrower or any Guarantor.

         SS.9.    MISCELLANEOUS PROVISIONS.

         (a) This Amendment shall constitute a Loan Document. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of The Commonwealth of Massachusetts.

         (c) This Amendment may be executed in any number of counterparts (each of which may be delivered by telecopier), but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) The Borrower hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and expenses). The Administrative Agent shall be entitled to debit any account maintained by the Borrower or any of its Subsidiaries with the Administrative Agent or any Lender or with respect to which the Administrative Agent shall have entered into an Agency Account Agreement in payment of any amounts due under the Credit Agreement and the other Loan Documents.

         SS.10.   CONSENT TO AMENDMENT TO SUBORDINATED DEBT DOCUMENTS. Each of
the Banks consents to the amendment to the Subordinated Debt Documents in the form attached hereto as Annex A and to any subsequent amendment which further extends the due date of the February 1, 2002 interest payment on the Subordinated Debt provided that such amendment is substantially identical to the amendment attached hereto as Annex A.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                   ALLIED HOLDINGS, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   ALLIED SYSTEMS (CANADA) COMPANY


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:


                                   ALLIED AUTOMOTIVE GROUP, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   ALLIED SYSTEMS, LTD. (L.P.)

                                   By:      Allied Automotive Group, Inc., its
                                            Managing General Partner


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   INTER MOBILE, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   LEGION TRANSPORTATION, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   AUTOMOTIVE TRANSPORT
                                     SERVICES, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   ALLIED SOUTHWOODS, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   AXIS GROUP, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   AXIS INTERNATIONAL, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   CANADIAN ACQUISITION CORP.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   KAR-TAINER INTERNATIONAL, INC.

                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   AXIS TRUCK LEASING, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   AXIS NORTH AMERICA, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   QAT, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   OSHCO, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   TERMINAL SERVICE CO.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   RMX, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   TRANSPORT SUPPORT, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   F.J. BOUTELL DRIVEAWAY CO., INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   COMMERCIAL CARRIERS, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   B&C, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   RC MANAGEMENT CORP.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   GACS, INCORPORATED


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   ALLIED FREIGHT BROKER, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   AXIS NETHERLANDS, LLC


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   AXIS ARETA, LLC


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   LOGISTIC TECHNOLOGY, LLC


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   LOGISTIC SYSTEMS, LLC


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   AXIS CANADA COMPANY


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   ARRENDADORA DE EQUIPO PARA EL
                                   TRANSPORTE DE AUTOMOVILES,
                                   S. DE R. L. DE C.V.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   CT GROUP, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   CT SERVICES, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   CORDIN TRANSPORT, INC.


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   FLEET NATIONAL BANK, individually and as Administrative Agent


                                   By:
                                      -----------------------------------------
                                        Robert L. Wallace
                                        Managing Director


                                   ABN AMRO BANK, N.V.,
                                   individually and as Documentation Agent



                                   By:
                                      -----------------------------------------
                                          Name:
                                          Title:


                                   By:
                                      -----------------------------------------
                                          Name:
                                          Title:


                                   THE BANK OF NOVA SCOTIA, individually
                                   and as Canadian Agent



                                   By:
                                      -----------------------------------------
                                          Name:
                                          Title:


                                   BANK ONE, NA, individually and as Co-Agent



                                   By:
                                      -----------------------------------------
                                          Name:
                                          Title:

                                   BANK OF AMERICA, N.A., individually and as
                                   Co-Agent



                                   By:
                                      -----------------------------------------
                                          Name:
                                          Title:


                                   FIRST UNION NATIONAL BANK



                                   By:
                                      -----------------------------------------
                                          Name:
                                          Title:



                                   CREDIT LYONNAIS, NEW YORK BRANCH



                                   By:
                                      -----------------------------------------
                                          Name:
                                          Title:


                                   GENERAL ELECTRIC CAPITAL CORPORATION



                                   By:
                                      -----------------------------------------
                                          Name:
                                          Title:

                                   UNION BANK OF CALIFORNIA, N.A.



                                   By:
                                      -----------------------------------------
                                          Name:
                                          Title:

                                   BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC.



                                   By:
                                      -----------------------------------------
                                          Name:
                                          Title:




                                   By:
                                      -----------------------------------------
                                          Name:
                                          Title: